Nature of Operations and Going Concern	12 Months Ended
Oct. 31, 2023
Nature of Operations and Going Concern [Abstract]
NATURE OF OPERATIONS AND GOING CONCERN
1.	NATURE OF OPERATIONS AND GOING CONCERN

Arras Minerals Corp. (the “Company”) was incorporated on February 5, 2021 under the Business Corporations Act (British Columbia) as part of an asset purchase agreement to reorganize Silver Bull Resources, Inc. (“Silver Bull”) as described in Note 5. The Company’s head office is located at 1605-777 Dunsmuir Street, Vancouver, British Columbia, Canada, V7Y 1K4.

The Company is engaged in the acquisition, exploration, and development of mineral property interests in Kazakhstan. On February 3, 2022, the Company purchased 100% of the issued and outstanding shares of Ekidos Minerals LLP (“Ekidos”) and Ekidos became a wholly owned subsidiary of the Company. Total consideration was $1,000 and $5,315,000 loan receivable as described in Notes 4 and 8. Ekidos is in the business of the exploration and evaluation of mineral properties.

On February 10, 2023, Arras Metals Ltd. (“Arras Metals”) was incorporated at Astana International Financial Centre in Astana, Republic of Kazakhstan, as a wholly owned subsidiary of the Company, for the purpose of holding mineral exploration investments.

The Company’s assets consist primarily of the option to acquire a 100% interest in the Beskauga property (“Beskauga”) in Kazakhstan, and conducts its operations through Ekidos, who holds exploration licenses for properties located in northeastern Kazakhstan.

The Company has not yet determined whether the properties contain mineral reserves where extraction is both technically feasible and commercially viable. The business of mining and the exploration for minerals involves a high degree of risk and there can be no assurance that such activities will result in profitable mining operations.

These consolidated financial statements are prepared on a going concern basis, which contemplate that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of business. The Company has incurred operating losses since inception and has no current sources of revenue or cash inflows from operations. The Company relies on share issuances in order to fund its exploration and other business objectives. During the year ended October 31, 2023, the Company raised gross amounts of $5.23 million United States dollars (“$USD”) or $7.17 million Canadian dollars (“$CDN”) through the issuance of common shares. The Company had cash and cash equivalents of $0.3 million and $0.4 million as of October 31, 2023 and 2022, respectively. On December 7, 2023, the Company entered into an Alliance Agreement (the “Teck Alliance Agreement”) with Teck Resources Limited (“Teck”) and received $1.5 million cash, primarily for the reimbursement for certain related expenses made by the Company prior to the Teck Alliance Agreement until December 31, 2023 pursuant to the Teck Alliance Agreement (Note 20).

The Company’s ability to continue as a going concern and fulfill its commitments under the Beskauga option agreement and exploration licenses is dependent upon successful execution of its business plan, raising additional capital, or evaluating other strategic alternatives, such as the Teck Agreement. The Company expects to continue to raise the necessary funds primarily through the issuance of common shares and funding from strategic partners. There can be no guarantees that future equity financing will be available, in which case the Company may need to reduce its exploration activities. There can be no assurance that management’s plan will be successful. If the going concern assumption was not appropriate for these consolidated financial statements, then adjustments would be necessary to the carrying values of assets and liabilities, the reported expenses and the balance sheet classifications used. Such adjustments could be material.